SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: September 30, 2005
GeneMax Corp.
(Exact Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-27239 (Commission File Number)	88-0277072 (I.R.S. Employer Identification No.)
1681 Chestnut Street, Suite 400
Vancouver, British Columbia, Canada V6J 4M6
(Address, including zip code, of principal executive offices)
(604) 331-0400
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers
GeneMax Corp. received a letter of resignation from its President and CEO, Konstantine Sarafis, dated September 26, 2005. In this letter, Mr. Sarafis announced his resignation from the Board of Directors of GeneMax, and from his position as chief executive officer, effective immediately. A copy of that letter is attached as an exhibit to this filing.
In his letter, Mr. Sarafis alleges that GeneMax constructively dismissed him due to the lack of delivery of shares and options due to him and other unspecified reasons, as a repudiation of his contract. As previously reported by the Company, GeneMax agreed to issue to Mr. Sarafis 500,000 common shares at a deemed price of CDN$0.15 per share, and grant to Mr. Sarafis options to purchase up to 1,400,000 common shares at an exercise price to be determined in accordance with the company’s stock option plan. GeneMax is engaged in discussions with Mr. Sarafis regarding the terms of his separation from the company.
GeneMax Corp. does not currently have a CEO, however, it is actively seeking a person to fill the position previously filled by Mr. Sarafis.
Item 9.01 Financial Statements and Exhibits
a)	Not applicable.

b)	Not applicable.

c)	Not applicable

d)	Exhibits:
          17.1     Letter from Mr. Sarafis dated September 26, 2005.
About GeneMax Corp.
GeneMax Corp. is a biotechnology company specializing in the discovery and development of immunotherapeutics for the treatment and eradication of cancer, therapies for infectious diseases and autoimmune disorders and prevention of transplant tissue rejection, using TAP (Transporters Associated with Antigen Presentation) to restore the antigen presentation process to immune cells.

SAFE HARBOR STATEMENT
THIS FORM 8-K INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. THESE STATEMENTS ARE MADE UNDER THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS FORM 8-K CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR GENEMAX CORP. INCLUDE BUT ARE NOT LIMITED THE RISKS ASSOCIATED WITH PRODUCT DISCOVERY AND DEVELOPMENT AS WELL AS THE RISKS

SHOWN IN GENEMAX’S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING GENEMAX. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH OBTAINING GOVERNMENT GRANTS, THE SUCCESS OF PRECLINICAL AND CLINICAL TRIALS, THE PROGRESS OF RESEARCH AND PRODUCT DEVELOPMENT PROGRAMS, THE REGULATORY APPROVAL PROCESS, COMPETITIVE PRODUCTS, FUTURE CAPITAL REQUIREMENTS, AND GENEMAX’S ABILITY AND LEVEL OF SUPPORT FOR ITS RESEARCH ACTIVITIES. THERE CAN BE NO ASSURANCE THAT GENEMAX’S DEVELOPMENT EFFORTS WILL SUCCEED, THAT SUCH PRODUCTS WILL RECEIVE REQUIRED REGULATORY CLEARANCE, OR THAT EVEN IF SUCH REGULATORY CLEARANCE WERE RECEIVED, THAT SUCH PRODUCTS WOULD ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. GENEMAX DISCLAIMS ANY INTENT OR OBLIGATIONS TO UPDATE THESE FORWARD-LOOKING STATEMENTS.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEMAX CORP.
Date: September 30, 2005	By:	/s/ Wilfred Jefferies
Chairman

EXHIBIT INDEX

Exhibit
No.	Description
17.1	Letter from Mr. Sarafis dated September 26, 2005.